Rule 497(e)
                                                  File Nos. 2-16252 and 811-933


                   CGM CAPITAL DEVELOPMENT FUND (the "Fund")

   Supplement dated June 5, 2003 to the Statement of Additional Information dated May 1, 2003, as may be supplemented from time to time


The following information supplements the information found in the section entitled "Portfolio Transactions and Brokerage."

Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution for a transaction, CGM may consider purchases of shares of funds managed by CGM by customers of brokers as a factor in the selection of brokers to execute portfolio transactions for the Fund.